Exhibit 99.1

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Docket #0238 Date Filed: 08/06/2026

UNITED STATES BANKRUPTCY COURT

      DISTRICT OF DELAWARE

In Re. SANGAMO THERAPEUTICS, INC.	§	Case No. 26-10989
§
§
Debtor(s)	§
Jointly Administered

Monthly Operating Report			Chapter 11

Reporting Period Ended: 06/30/2026		Petition Date: 06/23/2026

Months Pending: 0		Industry Classification:

Reporting Method:	Accrual Basis	Cash Basis

Debtor’s Full-Time Employees (current):		73

Debtor’s Full-Time Employees (as of date of order for relief):		74

Supporting Documentation (check all that are attached):

(For jointly administered debtors, any required schedules must be provided on a non-consolidated basis for each debtor)

☒	Statement of cash receipts and disbursements
☒	Balance sheet containing the summary and detail of the assets, liabilities and equity (net worth) or deficit
☒	Statement of operations (profit or loss statement)
☐	Accounts receivable aging
☐	Postpetition liabilities aging
☐	Statement of capital assets
☐	Schedule of payments to professionals
☒	Schedule of payments to insiders
☒	All bank statements and bank reconciliations for the reporting period
☐	Description of the assets sold or transferred and the terms of the sale or transfer

/s/ Nikunj Jain	Nikunj Jain
Signature of Responsible Party	Printed Name of Responsible Party

08/06/2026
Date
501 Canal Blvd., Suite A100 Richmond, CA 94804
Address

STATEMENT: This Periodic Report is associated with an open bankruptcy case; therefore, Paperwork Reduction Act exemption 5 C.F.R. §1320.4(a)(2) applies.

UST Form 11-MOR (12/01/2021)	1

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 1: Cash Receipts and Disbursements		Current Month	Cumulative
a.	Cash balance beginning of month	$4,857,102

b.	Total receipts (net of transfers between accounts)	$10,503,072	$10,503,072

c.	Total disbursements (net of transfers between accounts)	$977,931	$977,931

d.	Cash balance end of month (a+b-c)	$14,382,243

e.	Disbursements made by third party for the benefit of the estate	$0	$0

f.	Total disbursements for quarterly fee calculation (c+e)	$977,931	$977,931

Part 2: Asset and Liability Status (Not generally applicable to Individual Debtors. See Instructions.)		Current Month
a.	Accounts receivable (total net of allowance)	$500,160

b.	Accounts receivable over 90 days outstanding (net of allowance)	$90,355

c.	Inventory (Book Market Other (attach explanation))	$0

d	Total current assets	$18,185,639

e.	Total assets	$153,087,245

f.	Postpetition payables (excluding taxes)	$10,929,227

g.	Postpetition payables past due (excluding taxes)	$0

h.	Postpetition taxes payable	$58,576

i.	Postpetition taxes past due	$0

j.	Total postpetition debt (f+h)	$10,987,803

k.	Prepetition secured debt	$0

l.	Prepetition priority debt	$33,683

m.	Prepetition unsecured debt	$78,129,568

n.	Total liabilities (debt) (j+k+l+m)	$89,151,054

o.	Ending equity/net worth (e-n)	$63,936,191

Part 3: Assets Sold or Transferred		Current Month	Cumulative
a.	Total cash sales price for assets sold/transferred outside the ordinary course of business	$0	$0

b.	Total payments to third parties incident to assets being sold/transferred outside the ordinary course of business	$0	$0

c.	Net cash proceeds from assets sold/transferred outside the ordinary course of business (a-b)	$0	$0

Part 4: Income Statement (Statement of Operations) (Not generally applicable to Individual Debtors. See Instructions.)		Current Month	Cumulative
a.	Gross income/sales (net of returns and allowances)	$108,953

b.	Cost of goods sold (inclusive of depreciation, if applicable)	$0

c.	Gross profit (a-b)	$108,953

d.	Selling expenses	$0

e.	General and administrative expenses	$1,096,018

f.	Other expenses	$918,433

g.	Depreciation and/or amortization (not included in 4b)	$58,930

h.	Interest	$0

i.	Taxes (local, state, and federal)	$0

j.	Reorganization items	$2,010,335

k.	Profit (loss)	$-3,755,058	$-3,755,058

UST Form 11-MOR (12/01/2021)	2

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 5: Professional Fees and Expenses
				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
a.	Debtor’s professional fees & expenses (bankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role

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UST Form 11-MOR (12/01/2021)	3

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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UST Form 11-MOR (12/01/2021)	4

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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				Approved Current Month	Approved Cumulative	Paid Current Month	Paid Cumulative
b.	Debtor’s professional fees & expenses (nonbankruptcy) Aggregate Total
Itemized Breakdown by Firm
		Firm Name	Role

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UST Form 11-MOR (12/01/2021)	5

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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UST Form 11-MOR (12/01/2021)	6

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

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c. All professional fees and expenses (debtor & committees)	$ 0	$ 0	$ 0	$ 0

UST Form 11-MOR (12/01/2021)	7

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 6: Postpetition Taxes	Current Month	Cumulative

a. Postpetition income taxes accrued (local, state, and federal)	$0	$0

b. Postpetition income taxes paid (local, state, and federal)	$0	$0

c. Postpetition employer payroll taxes accrued	$55,439	$55,439

d. Postpetition employer payroll taxes paid	$0	$0

e. Postpetition property taxes paid	$0	$0

f. Postpetition other taxes accrued (local, state, and federal)	$17,882	$17,882

g. Postpetition other taxes paid (local, state, and federal)	$0	$0

Part 7: Questionnaire - During this reporting period:

a. Were any payments made on prepetition debt? (if yes, see Instructions)	Yes	No

b. Were any payments made outside the ordinary course of business without court approval? (if yes, see Instructions)	Yes	No

c. Were any payments made to or on behalf of insiders?	Yes	No

d. Are you current on postpetition tax return filings?	Yes	No

e. Are you current on postpetition estimated tax payments?	Yes	No

f. Were all trust fund taxes remitted on a current basis?	Yes	No

g. Was there any postpetition borrowing, other than trade credit? (if yes, see Instructions)	Yes	No

h. Were all payments made to or on behalf of professionals approved by the court?	Yes	No	N/A

i. Do you have: Worker’s compensation insurance?	Yes	No

If yes, are your premiums current?	Yes	No	N/A (if no, see Instructions)

Casualty/property insurance?	Yes	No

If yes, are your premiums current?	Yes	No	N/A (if no, see Instructions)

General liability insurance?	Yes	No

If yes, are your premiums current?	Yes	No	N/A (if no, see Instructions)

j. Has a plan of reorganization been filed with the court?	Yes	No

k. Has a disclosure statement been filed with the court?	Yes	No

l. Are you current with quarterly U.S. Trustee fees as set forth under 28 U.S.C. § 1930?	Yes	No

UST Form 11-MOR (12/01/2021)	8

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

Part 8: Individual Chapter 11 Debtors (Only)

a. Gross income (receipts) from salary and wages				$ 0

b. Gross income (receipts) from self-employment				$ 0

c. Gross income from all other sources				$ 0

d. Total income in the reporting period (a+b+c)				$ 0

e. Payroll deductions				$ 0

f. Self-employment related expenses				$ 0

g. Living expenses				$ 0

h. All other expenses				$ 0

i. Total expenses in the reporting period (e+f+g+h)				$ 0

j. Difference between total income and total expenses (d-i)				$ 0

k. List the total amount of all postpetition debts that are past due				$ 0

l. Are you required to pay any Domestic Support Obligations as defined by 11 U.S.C § 101(14A)?	Yes	No

m. If yes, have you made all Domestic Support Obligation payments?	Yes	No	N/A

Privacy Act Statement

28 U.S.C. § 589b authorizes the collection of this information, and provision of this information is mandatory under 11 U.S.C. §§ 704, 1106, and 1107. The United States Trustee will use this information to calculate statutory fee assessments under 28 U.S.C. § 1930(a)(6). The United States Trustee will also use this information to evaluate a chapter 11 debtor’s progress through the bankruptcy system, including the likelihood of a plan of reorganization being confirmed and whether the case is being prosecuted in good faith. This information may be disclosed to a bankruptcy trustee or examiner when the information is needed to perform the trustee’s or examiner’s duties or to the appropriate federal, state, local, regulatory, tribal, or foreign law enforcement agency when the information indicates a violation or potential violation of law. Other disclosures may be made for routine purposes. For a discussion of the types of routine disclosures that may be made, you may consult the Executive Office for United States Trustee’s systems of records notice, UST-001, “Bankruptcy Case Files and Associated Records.” See 71 Fed. Reg. 59,818 et seq. (Oct. 11, 2006). A copy of the notice may be obtained at the following link: http://www.justice.gov/ust/ eo/rules_regulations/index.htm. Failure to provide this information could result in the dismissal or conversion of your bankruptcy case or other action by the United States Trustee. 11 U.S.C. § 1112(b)(4)(F).

I declare under penalty of perjury that the foregoing Monthly Operating Report and its supporting documentation are true and correct and that I have been authorized to sign this report on behalf of the estate.

/s/ Nikunj Jain	Nikunj Jain
Signature of Responsible Party	Printed Name of Responsible Party

Interim Chief Financial Officer	08/06/2026
Title	Date

UST Form 11-MOR (12/01/2021)	9

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

UST Form 11-MOR (12/01/2021)	10

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

UST Form 11-MOR (12/01/2021)	11

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Debtor’s Name SANGAMO THERAPEUTICS, INC.	Case No. 26-10989

UST Form 11-MOR (12/01/2021)	12

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IN THE UNITED STATES BANKRUPTCY COURT

FOR THE DISTRICT DELAWARE

)
In re:	)	Chapter 11
)
SANGAMO THERAPEUTICS, INC.	)	Case No. 26-10989 (CTG)
)
Debtor.[1]	)
)

GLOBAL NOTES AND STATEMENT OF LIMITATIONS, METHODOLOGY, AND

DISCLAIMERS REGARDING THE DEBTOR’S MONTHLY OPERATING REPORT

On June 23, 2026 (the “Petition Date”), Sangamo Therapeutics, Inc. (the “Debtor”) commenced the above-captioned chapter 11 case by filing a voluntary petition for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) with the United States Bankruptcy Court for the District of Delaware (the “Court”). The Debtor is authorized to operate its business as a debtor-in-possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

General Methodology

The Debtor is filing its monthly operating report (the “MOR”) for the period from the Petition Date through June 30, 2026 (the “Reporting Period”) for purposes of complying with the monthly reporting requirements applicable in the Debtor’s chapter 11 case. The MOR is unaudited and have not been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) and do not include all of the information and footnotes required by U.S. GAAP. The MOR is not intended to reconcile to any financial statements otherwise prepared or distributed by the Debtor. The MOR should not be relied upon by any persons for information relating to current or future financial condition, events, or performance of any of the Debtor or its affiliates, as the results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results of operations, financial position, and schedule of receipts and disbursements in the future.

Basis for Presentation

In preparing the MOR, the Debtor relied on financial information from its books and records at the time of such preparation. The financial information contained in the MOR is derived from the Debtor’s books and records without, among other things, all adjustments or reclassification that may be necessary or typical to accord with U.S. GAAP.

[1]	The Debtor and the last four digits of its taxpayer identification number are: Sangamo Therapeutics, Inc. (9556). The Debtor’s mailing address is 501 Canal Blvd., Ste A100, Richmond, CA 94804.

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This information has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework. If such procedures were applied, the Debtor believes that the financial information presented in the MOR could be subject to change, including material change.

Although the Debtor made efforts to ensure the accuracy and completeness of the MOR, given the complexity of the Debtor’s business, inadvertent errors or omissions may occur. Accordingly, the Debtor hereby reserves all rights to dispute the nature, validity, status, enforceability, or executory nature of any claim amount, agreement, representation, or other statement set forth in the MOR. Further, the Debtor reserves the right to amend or supplement the MOR, if necessary, but shall be under no obligation to do so.

Moreover, given, among other things, the uncertainty surrounding the valuation and ownership of certain assets and the valuation and nature of certain liabilities, to the extent the Debtor shows more assets than liabilities, it is not an admission that the Debtor was solvent as of the Petition Date or at any time prior to the Petition Date. Likewise, to the extent the Debtor shows more liabilities than assets, it is not an admission that the Debtor was insolvent at the Petition Date or any time prior to the Petition Date.

For the reasons discussed above, there can be no assurance that the financial information presented in the MOR is complete, and readers are strongly cautioned not to place undue reliance on the MOR.

Each signatory to the MOR has necessarily relied upon the efforts, statements, advice, and representations of personnel of the Debtor and the Debtor’s advisors and professionals. Each signatory has not (and could not have) personally verified the accuracy of each such statement, representation, and answer contained in the MOR.

Reporting Period

Unless otherwise noted herein, the MOR generally reflects the Debtor’s books and records for the applicable Reporting Period. Unless otherwise noted herein, no adjustments have been made for activity occurring after the close of the Reporting Period.

Accuracy

The financial information disclosed in the MOR was not prepared in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder. Persons and entities trading in or otherwise purchasing, selling, or transferring the claims against or equity interests in the Debtor should evaluate the financial information in light of the purposes for which it was prepared. The Debtor and its advisors are not liable for and undertake no responsibility to indicate variations from securities laws in the MOR or for any evaluations of the Debtor, including of their financial condition, based on this financial information or any other information.

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Debtor in Possession Financing

On June 25, 2026, the Court entered the Interim Order (A) Authorizing the Debtor to Obtain Postpetition Financing, (B) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (C) Modifying Automatic Stay, (D) Scheduling Final Hearing, and (E) Granting Related Relief [Docket No. 63] (the “Initial Interim DIP Order”) authorizing the Debtor to enter into a senior secured superpriority debtor-in-possession term loan facility (the “Initial DIP Facility”).2 During the reporting period, the Debtor drew $10,500,000 under the Initial DIP Facility. Please refer to the motion [Docket No. 10] seeking entry of the Initial Interim DIP Order for additional information regarding the Initial DIP Facility.

Payment of Prepetition Claims Pursuant to First Day Orders

Pursuant to certain orders of the Court in the Debtor’s chapter 11 case entered on or about June 24, 2026 (the “First Day Orders”), the Debtor is authorized (but not directed) to pay, among other things, certain prepetition claims of employees and taxing authorities. Accordingly, these liabilities may have been or may be satisfied in accordance with such First Day Orders. To the extent any payments were made on account of prepetition claims following the Petition Date pursuant to the authority granted to the Debtor under the First Day Orders, such payments have been included in the MOR (subject to the notes and statements and limitations provided herein).

Reservation of Rights

The Debtor reserves all rights to amend or supplement the MOR in all respects, as may be necessary or appropriate. Nothing contained in the MOR shall constitute a waiver of any of the Debtor’s rights or an admission with respect to any claim against the Debtor or otherwise in connection with this chapter 11 case

Specific MOR Disclosures

Part 1: Cash Receipts and Disbursements

Pursuant to the Initial Interim DIP Order, fees and expenses of estate professionals were placed into the Professional Fees Account (as defined in the Initial Interim DIP Order) maintained by the Debtor. The transfer of such funds to the Professional Fee Account were treated as a transfer between Debtor accounts, and, therefore, were not treated as a distribution in Part 1(c). Professional fees will be treated as a disbursement in the reporting period in which they are paid to the applicable professionals.

Similarly, pursuant to the interim order approving, among other things, the Debtor’s proposed form of adequate assurance of payment to utility companies [Docket No. 56] (the “Interim Utilities Order”), the Debtor deposited $75,000 into the Utility Deposit Account (as defined in the Interim Utilities Order) maintained by the Debtor. Such transfer was treated as a transfer between Debtor accounts, and, therefore, was not treated as a distribution in Part 1(c).

[2]

The Initial DIP Facility was replaced following the reporting period pursuant to the Interim Order (A) Authorizing the Debtor to Obtain Replacement Postpetition Financing, (B) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (C) Modifying Automatic Stay, (D) Scheduling Final Hearing, and (E) Granting Related Relief [Docket No. 176]. There were no draws under the replacement facility during the Reporting Period.

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Notes to Part 2: Asset and Liability Status

Unless otherwise noted, all asset and liability information included in the MOR reflects net book value, which may differ from current market value. As set forth above, this information has not been subjected to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP or any other recognized financial reporting framework. If such procedures were applied, the Debtor believes that the financial information presented in the MOR could be subject to change, including material change. Asset and liability information includes intercompany claims and other assets and liabilities which may not be settled in cash.

The Debtor continues to pay postpetition invoices on account of postpetition goods provided and services rendered in the ordinary course of business.

Given the Petition Date did not occur at month end, certain prepetition and postpetition liability balances are estimated. The Debtor has sought to assign liabilities to the prepetition and postpetition periods based on the information available as of and at the time the MOR was prepared. As additional information becomes available, the allocation of liabilities between prepetition and postpetition periods may change. The Debtor reserves the right to amend the balances as it deems appropriate and any such amendments will be reflected in future MORs

The amounts listed as “Prepetition Secured Debt,” “Prepetition Priority Debt” and “Prepetition Unsecured Debt” are preliminary and are subject to ongoing review and reconciliation by the Debtor. All amounts and classifications are subject to material adjustments.

Regarding Part 2c, the Debtor does not hold inventory; therefore, no inventory valuation method is applicable.

Notes to Part 7: Questionnaire

Regarding Part 7a, and as mentioned above, the Debtor is authorized to pay certain prepetition claims and obligations pursuant to the First Day Orders.

Regarding Part 7g, the Debtor drew $10,500,000 under the Initial DIP Facility during the Reporting Period. The Debtor utilized the funds drawn under the DIP Facility to fund, among other things, the Debtor’s business operations and its chapter 11 case.

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UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Schedule of Post-Petition Borrowing Activity	Reporting Period: June 23 – June 30, 2026

The Debtor hereby submits this attestation regarding postpetition borrowing during the period of June 23, 2026 through June 30, 2026.

In accordance with the Interim Order (A) Authorizing the Debtor to Obtain Postpetition Financing, (B) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (C) Modifying Automatic Stay, (D) Scheduling Final Hearing, and (E) Granting Related Relief [Docket No. 63], the Debtor drew $10,500,000 under the Initial DIP Facility during the Reporting Period.3

/s/ Nikunj Jain	August 6, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

[3]

The Initial DIP Facility was replaced following the reporting period pursuant to the Interim Order (A) Authorizing the Debtor to Obtain Replacement Postpetition Financing, (B) Granting Liens and Providing Claims with Superpriority Administrative Expense Status, (C) Modifying Automatic Stay, (D) Scheduling Final Hearing, and (E) Granting Related Relief [Docket No. 176]. There were no draws under the replacement facility during the Reporting Period.

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UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Schedule of Payments on Prepetition Debt	Reporting Period: June 23 – June 30, 2026

All payments made by the Debtor during the Reporting Period (and included in the disbursements reported in this MOR) were authorized under various final orders granted by the Court, which authorized the Debtor’s various motions that were filed following the commencement of the chapter 11 case.

/s/ Nikunj Jain	August 6, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

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UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
Schedule of Payments on Prepetition Debt	Reporting Period: June 23 – June 30, 2026

The Debtor hereby submits this attestation regarding payments to insiders during the period of June 23 through June 30, 2026.

With respect to insiders, all cash payments made were on account of ordinary course salaries and authorized travel and expense reimbursements.

No non-cash transfers were made during this reporting period.

/s/ Nikunj Jain	August 6, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

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UNITED STATES BANKRUPTCY COURT DISTRICT OF DELAWARE

Sangamo Therapeutics, Inc.	Case No: 26-10989
All bank statements and bank	Reporting Period: June 23 – June 30, 2026
reconciliations for the reporting period

The Debtor hereby submits this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, bank reconciliations, and journal entries.

The Debtor’s standard practice is to ensure that bank reconciliations are completed as part of the month end close each reporting period. I attest that each of the Debtor’s bank accounts has been reconciled in accordance with their standard practices.

/s/ Nikunj Jain	August 6, 2026
Signature of Authorized Individual	Date

Nikunj Jain	Interim Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

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Sangamo Therapeutics Inc.

MOR #1 - Statement of cash receipts and disbursements

Units (i.e. $ in 000s)

06/23/2026 - 06/30/2026
Receipts
Operational Receipts	$3
DIP Draw	$10,500

Total Receipts	$10,503
Operational Disbursements
Payroll & Benefits	$241
Rent & Facilities	$3
Other Operating Disbursements	$2

Total Operational Disbursements	$246
Restructuring Disbursements
DIP Interest & Fees	732

Total Restructuring Disbursements	$732
Net Cash Flow	$9,525
Cash, cash equivalents, and restricted cash, beginning of period	$4,857

Cash, cash equivalents, and restricted cash, end of period	$14,382

1 of 3

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Sangamo Therapeutics Inc.

MOR #1 - Balance sheet

Units (i.e. $ in 000s)

	As of
	6/23/2026	6/30/2026
Assets
Cash, Cash Equivalents and Restricted Cash	$4,857	$14,382
Accounts Receivables	464	500
Other Current Assets	3,488	3,303

Total Current Assets	$8,810	$18,186
Property, Plant & Equipment (Net)	$9,703	$9,644
Right of Use Assets	2,761	2,747
Other Non-Current Assets	779	779
Investments in Subsidiaries	115,762	115,762
I/C Receivables - Non-Current	5,945	5,970

Total Non-Current Assets	$134,949	$134,902

Total Assets	$143,759	$153,087

Liabilities and Stockholders’ Equity
A/P and Accrued Liabilities	$27,899	$30,620
Compensation and Benefits Liabilities	13,038	13,304
DIP Loan Payables	—	10,500
Other Current Liabilities[1]	9,199	9,001
I/C Payables - Current	42,765	42,651
Other Non-Current Liabilities[1]	23,827	23,678
I/C Payables - Non-Current	689	692

Total Liabilities	$117,416	$130,446
Total Stockholders’ Equity	$26,342	$22,642

Total Liabilities and Stockholders’ Equity	$143,759	$153,087

Notes:

[1]	Includes Deferred Revenues and Lease Liabilities

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Case 26-10989-CTG  Doc 268  Filed 08/06/26  Page 23 of 23

Sangamo Therapeutics Inc.

MOR #1 - Statement of operations (profit or loss statement)

Units (i.e. $ in 000s)

06/23/2026 - 06/30/2026
Total Revenue	$109
COGS	—

Gross Profit	$109
Personnel & Staffing Costs[1]	$634
R&D Expenses[2]	835
Selling Expenses	—
General and Administrative Expenses	241
Facilities & OH Expenses[1]	221
I/C Expenses[2]	80
Other Expenses[2]	3
Restructuring Expenses[3]	2,010
Depreciation and/or amortization	59

Total Operating Expenses	$4,084
Unrealized FX (Gain)/Loss	($217)
Non-Operating (Income)/Expense	(3)

Total Non-Operating (Income)/Expense	($220)

Net Profit/(Loss) for the Period	($3,755)

Notes:

[1]	Considered under “General and Administrative Expenses” for MOR
[2]	Considered under “Other Expenses” for MOR
[3]	Includes professional fees and DIP loan fees accruals

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